PRESS RELEASE Media Contacts Investor Relations Communications Jason Hershiser Delphine Dahan-Kocher Phone: +1 443 988-0600 Phone: +1 443 420 7860 investor-relations@constellium.com delphine.dahan-kocher@constellium.com 1 March 12, 2026 Constellium Board Authorizes a New $300 million Share Repurchase Program Expiring in December 2028 Paris – Constellium SE (NYSE: CSTM) announced today that the Board of Directors has authorized a new share repurchase program of up to $300 million of the Company's outstanding ordinary shares, which will become effective following the Company’s 2026 Annual General Meeting of Shareholders to be held on May 21, 2026, and will expire on December 31, 2028. The new share repurchase program will replace the current share repurchase program authorized by the Board of Directors in February 2024, and the Company retains the ability to repurchase shares under the current program until the new program takes effect. “I am excited to announce today that our Board has authorized a new share repurchase program of up to $300 million,” said Ingrid Joerg, Constellium’s Chief Executive Officer. “This new program will replace the existing program and allow us to continue returning capital to our shareholders as part of our balanced capital allocation strategy.” Under this new share repurchase program, the Company will be able to repurchase its own shares from time to time for cash in open market transactions or in privately-negotiated transactions, in accordance with applicable state and federal securities laws and in compliance with applicable provisions of French corporate law, and it will be able to make all or part of the purchases pursuant to Rule 10b5-1 plans. The timing and the amount of repurchases, if any, will be determined based on the Company's evaluation of market conditions, capital allocation alternatives and other factors. The share repurchase program does not require the Company to acquire any dollar amount or number of Constellium’s ordinary shares and may be modified, suspended, extended or terminated by the Company's Board of Directors at any time without prior notice. To be able to execute the

2 share repurchase program in full, the Company will continue to seek shareholder approval each year at its Annual General Meetings. Forward-looking statements Certain statements contained in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This press release contains “forward-looking statements” with respect to our business, results of operations and financial condition, including, among others, statements regarding anticipated macroeconomic, end- market and industry environments, initiatives with respect to operational excellence, functional cost savings and structural cost reductions and their potential impact, and earnings guidance. You can identify forward-looking statements because they contain words such as, but not limited to, “anticipates,” “approximately,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “plans,” “should,” “targets,” “will,” “would,” and similar expressions (or the negative of these terminologies or expressions). All forward-looking statements involve risks and uncertainties and are based on underlying assumptions that may prove incorrect. Many risks and uncertainties are inherent in our industry and markets, while others are more specific to our business and operations. These risks and uncertainties include, but are not limited to: market competition; global or regional economic downturns or industry specific conditions, including the impacts of tax and tariff programs, inflation, foreign currency exchange, and industry consolidation; disruption to business operations; natural disasters including severe flooding and other weather-related events; geopolitical tensions and conflicts, including the ongoing conflict between Russia and Ukraine; the inability to meet customer demand and quality requirements; the loss of key customers, suppliers or other business relationships; supply disruptions; excessive inflation; the capacity and effectiveness of our hedging policy activities; the loss of key employees; levels of indebtedness which could limit our operating flexibility and opportunities; and other risk factors set forth under the heading “Risk Factors” in our Annual Report on Form 10-K, and as described from time to time in subsequent reports filed with the U.S. Securities and Exchange Commission. The occurrence of the events described and the achievement of the expected results depend on many events, some or all of which are not predictable or within our control. Consequently, actual results may differ materially from the forward-looking statements contained in this press release. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. About Constellium Constellium (NYSE: CSTM) is a global sector leader that develops innovative, value-added aluminum products for a broad scope of markets and applications, including aerospace, packaging and automotive. Constellium generated $8.4 billion of revenue in 2025. www.constellium.com